UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 6, 2019

Date of Report (Date of earliest event reported)

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia	001-34981	58-1416811
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LION	NASDAQ

Item 8.01	Other Events.

On May 6, 2019, Fidelity Southern Corporation, a Georgia corporation (“Fidelity”), and Ameris Bancorp, a Georgia corporation (“Ameris”) issued a joint press release announcing that, at their respective special meetings of shareholders held on May 6, 2019, shareholders of both companies have voted to approve all proposals necessary to complete the merger of Fidelity with and into Ameris (the “Merger”). The Merger is expected to close in the second quarter of 2019 and remains subject to the receipt of regulatory approvals and other customary closing conditions.

A copy of the joint press release is attached to this Report as Exhibit 99.1 and is incorporated into this Report by reference.

* * *

Cautionary Statements Regarding Forward-Looking Information

This Report contains forward-looking statements, as defined by federal securities laws, including the expected timing of the proposed merger between Ameris and Fidelity. The forward-looking statements in this Report are based on current expectations and involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including the parties’ ability to consummate the proposed merger or satisfy the conditions to the completion of the proposed merger, including the receipt of required regulatory approvals, on the terms expected or on the anticipated schedule. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to Ameris’s and Fidelity’s filings with the Securities and Exchange Commission, including their respective Annual Reports on Form 10-K for the year ended December 31, 2018 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and neither Ameris nor Fidelity undertakes any obligation to update or revise forward-looking statements.

Additional Information

On February 12, 2019, Ameris filed a registration statement on Form S-4, as amended on March 22, 2019, with the SEC to register the shares of Ameris Common Stock that will be issued to Fidelity’s shareholders in connection with the Merger. The registration statement included a joint proxy statement/prospectus and other relevant materials in connection with the transaction. The registration statement was declared effective by the SEC on March 25, 2019, and Fidelity and Ameris commenced mailing the definitive joint proxy statement/prospectus to stockholders of Fidelity and Ameris on or about March 28, 2019. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Fidelity on its website at www.FidelitySouthern.com and by Ameris on its website at http://www.AmerisBank.com.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Investors and security holders of Fidelity and Ameris are urged to read carefully the entire registration statement and definitive joint proxy statement/prospectus, including any amendments thereto, because they contain or will contain important information about the Merger. Free copies of these documents may be obtained as described above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint press release of Ameris Bancorp and Fidelity Southern Corporation, dated May 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION

By:	/s/ Charles D. Christy
Charles D. Christy
Chief Financial Officer

Date: May 6, 2019